UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2021

Maravai LifeSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
______________________________
10770 Wateridge Circle Suite 200
San Diego, California 92121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 546-0004
______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revisited financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On May 20, 2021, Eric Tardif, President of Maravai LifeSciences Holdings, Inc. (the “Company”), announced his plans to retire effective as of June 30, 2021.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 19, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 22, 2021, the record date of the Annual Meeting, the Company had an aggregate of 257,620,644 shares of common stock issued and outstanding, consisting of 96,646,515 shares of Class A Common Stock and 160,974,129 shares of Class B Common Stock (together, the “Common Stock”). The holders of a total of 251,208,233 shares of Common Stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees for director to serve as Class I directors for a term expiring in 2024 or until their successors shall have been elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Daverman	225,457,613	23,266,374	2,484,246
Susannah Gray	248,443,065	280,922	2,484,246
Carl Hull	245,987,070	2,736,917	2,484,246
Constantine Mihas	225,441,240	23,282,747	2,484,246

Proposal No. 2: Proposal to approve, by an advisory vote, the retention of the classified structure of the Board of Directors.

The retention of the classified structure of the Board of Directors was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,349,707	52,361,536	12,744	2,484,246

Proposal No. 3: Proposal to approve, by an advisory vote, the retention of the supermajority voting standards in the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws.

The retention of the supermajority voting standards in the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,328,413	52,388,633	6,941	2,484,246

Proposal No. 4: Proposal to ratify of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
251,161,286	42,299	4,648	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: May 20, 2021	By:	/s/ Kevin M. Herde
	Name:	Kevin M. Herde
	Title:	Chief Financial Officer